EXHIBIT 10.29

                  DOVER INVESTMENTS CORPORATION
                             STOCK OPTION PLAN FOR
                           NONEMPLOYEE DIRECTORS
        (Amended and Restated, Effective January 28, 2003)

                            ARTICLE I
                             GENERAL


          1.   PURPOSE.

          This Stock Option Plan for Nonemployee Directors (the "Plan") is intended to attract and retain the services of experienced and knowledgeable independent directors of Dover Investments Corporation (the "Company") for the benefit of the Company and its stockholders and to provide additional incentives for such directors to continue to work for the best interests of the Company and its stockholders.

          2.   ADMINISTRATION.

          The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall, subject to the provisions of the Plan, grant options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

          The interpretation and construction by the Committee of any provision of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

          3.   ELIGIBILITY.

          Each director of the Company who is not otherwise an employee of the Company or any subsidiary and has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year shall automatically be granted options to purchase 1,000 shares of the Company's Class A Common Stock, $.01 par value per share (the "Class A Stock") (subject to adjustment as provided in Article III hereof) on November 16, 1994. Thereafter, options to purchase 500 shares of Class
A Stock (subject to adjustment as provided in Article III hereof) shall automatically be granted to each such director; provided, however, that such automatic option grants shall be made only if the director
(i) has served on the Board of Directors for the entire two preceding fiscal years, (ii) is not otherwise an employee of the Company or any subsidiary on the date of grant, and (iii) has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year.


               In addition, on the earlier of the date that any person is for the first time appointed to the Board of Directors or elected by the stockholders of the Company to the Board of Directors, options to purchase 1,000 shares of Class A Stock (subject to adjustment as provided in Article III hereof) shall automatically be granted to such newly appointed or elected director; provided, however, that such automatic option grant shall be made only if the director is not otherwise an employee of the Company or any subsidiary on the date of such appointment or election and has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year. Thereafter, on the date of such appointment or election, as the case may be, options to purchase 500 shares of Class A Stock
(subject to adjustment as provided in Article III hereof) shall automatically be granted to such director; provided, however, that such automatic option grants shall be made only if the director
(i) has served on the Board of Directors for the entire fiscal year,
(ii) is not otherwise an employee of the Company or any subsidiary on the date of grant, (iii) has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year, and
(iv) has attended at least four board meetings during the preceding fiscal year.

           In the event that the number of shares of Class A Stock subject to future grant under the Plan is insufficient to make all automatic grants required to be made on a particular date, then all nonemployee directors entitled to a grant of options on such date shall share ratably in the number of options on shares of the Class A Stock then available for grant under the Plan.

          4.   SHARES OF STOCK SUBJECT TO THE PLAN.

          The shares that may be issued under the Plan shall be authorized and unissued or reacquired shares of the Class A Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 25,000 shares of Class A Stock, unless an adjustment is required in accordance with Article III

          5.   AMENDMENT OF THE PLAN.

          The Board of Directors may, insofar as permitted by law, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, without further stockholder approval, no such amendment shall increase the number of shares subject to the Plan (except as authorized by Article III), change the designation in Section 3 of Article I of the class of persons eligible to receive options under the Plan, provide for the grant of options having an option price per share less than fair market value (as defined in Section 11 of this Article I) on the date of grant, extend the term during which options may be exercised, extend the final date upon which options under the Plan may be granted, or otherwise amend the Plan in a way that would require stockholder approval under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, as required by such Rule 16b-3, the provisions of Section 3 of Article I regarding the formula for determining the amount, exercise price and timing of grants of options shall in no event be amended more than once every six months, other than to comport with changes in the Internal
Revenue Code of 1986, as amended.

          6.   APPROVAL OF STOCKHOLDERS.

          All options granted under the Plan before the Plan is approved by affirmative vote at the 1990 annual meeting of stockholders of the Company, or any adjournment thereof, of the holders of a majority of the outstanding shares of Class A Stock and Class B Stock, $.01 par value per share, of the Company, voting together as a single class, present in person or by proxy and entitled to vote at the meeting shall be subject to such approval. No option granted hereunder may become exercisable unless and until such approval is obtained.

          7.   TERM OF PLAN.

          Options may be granted under the Plan until January 16, 2007, the date of termination of the Plan. Notwithstanding the foregoing, each option granted under the Plan shall remain in effect until such option has been satisfied by the issuance of shares or terminated in accordance with its terms and the terms of the Plan.

          8.   RESTRICTIONS.

          All options granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          9.   NONASSIGNABILITY.

          No option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him, and no other person shall acquire any rights therein.

          10.  WITHHOLDING TAXES.

          Whenever shares of Class A Stock are to be issued under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

          11.  DEFINITION OF "FAIR MARKET VALUE".

          For the purposes of this Plan, the term "fair market value", when used in reference to the date of grant of an option or the date of surrender of Class A Stock in payment for the purchase of shares pursuant to the exercise of an option, as the case may be, shall mean the closing sale price of the Class A Stock on the New York Stock
Exchange as shown on the Composite Tape for New York Stock
Exchange -- Listed Stocks.  If the Class A Stock is not listed on the
New York Stock Exchange, the term "fair market value" shall mean the highest closing sale price on such date on the principal United
States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such securities exchange, the highest closing sale price or bid quotation with respect to a share of such stock on such date on the NASDAQ/National Market System or the National Association of
Securities Dealers, Inc. Automated Quotations System or any successor system, or, if no such quotations are available, the fair market value on such date of a share of such stock as determined in good faith by the Committee.


                                                     ARTICLE II
                                                STOCK OPTIONS

          1.   AWARD OF STOCK OPTIONS.

          Awards of stock options shall be made under the Plan under all the terms and conditions contained herein. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the director to whom such option is granted, which option agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan. Any option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

          2.   TERM OF OPTIONS AND EFFECT OF TERMINATION.

          Notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable after the expiration of 10 years from the date of its grant.

          In the event that any outstanding option under the Plan expires by reason of lapse of time or otherwise is terminated for any reason, then the shares of Class A Stock subject to any such option which have not been issued pursuant to the exercise of the option shall again become available in the pool of shares of Class A Stock for which options may be granted under the Plan.

          3.   TERMS AND CONDITIONS OF OPTIONS.

          Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall comply with the following terms and conditions.




               A.   Number of Shares

               Each option agreement shall state the number of shares to which the option pertains.

               B.   Option Price

               Each option agreement shall state the option price per share (or the method by which such price shall be computed), which shall be equal to 100% of the fair market value of a share of the Class
A Stock on the date such option is granted.

               C.   Medium and Time of Payment

               The option price shall be payable upon the exercise of an option in the legal tender of the United States or, in the discretion of the Committee, in shares of the Class A Stock or in a combination of such legal tender and such shares. Upon receipt of payment, the Company shall deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the shares of Class A Stock to which the option pertains.

               D.   Exercise of Options

               Options granted under the Plan shall become exercisable in installments to the extent of one-half of the shares covered by the option on the date one year after the date of grant, and the remaining one-half of the shares covered by the option on the date two years after the date of grant.

               To the extent that an option has become exercisable and subject to the restrictions and limitations set forth in this Plan and in the option agreement, it may be exercised in whole or in such lesser amount as may be authorized by the option agreement; provided, however, that no option shall be exercised for fewer than 100 shares.
If exercised in part, the unexercised portion of an option shall continue to be held by the optionee and may therefore be exercised as herein provided.

               E.   Termination of Directorship Except by Death

               In the event that an optionee shall cease to be a director of the Company for any reason other than his death, his option shall be exercisable, to the extent it was exercisable at the date he cease to be a director, for a period of 30 days after such date, and shall then terminate. Such option may be exercised at any time within such 30-day period and prior to the date on which the option expires by its terms.

               F.   Death of Optionee and Transfer of Option

               If an optionee dies while a director of the Company, or within the 30-day period after termination of such status during which he is permitted to exercise an option in accordance with subsection 3(E) of this Article II, such option may be exercised at any time within six months after the optionee's death, but only to the extent the option was exercisable at the time of death. Such option may be exercised at any time within such six-month period and prior to the date on which the option expires by its terms. During such period, such option may be exercised by any person or persons designated by the optionee on a Beneficiary Designation Form adopted by the Committee for such purpose, or, if there is no effective Beneficiary Designation Form on file with the Committee, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his will or the applicable laws of descent and distribution.


                                       ARTICLE III
               RECAPITALIZATION AND REORGANIZATIONS

          The number of shares of Class A Stock covered by the Plan, the number of shares and price per share of each outstanding option, and the number of shares subject to each grant provided for in
Article I, Section 3 hereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Class A Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of Class A Stock effected without receipt of consideration by the Company.

          If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the same number of shares of Class
A Stock that are subject to that option would have been entitled.
A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that, in the event such dissolution, liquidation, merger or consolidation will cause outstanding options to terminate, each optionee shall have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise his option in whole or in part without regard to any limitations on the exercisability of such option other than
(i) the expiration date of the option, (ii) the limitation set forth in
Section 9 of Article I, and (iii) the 100 share limitation set forth in subsection 3(D) of Article II.

          To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

          The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.



                              ARTICLE IV
                MISCELLANEOUS PROVISIONS

          1.   RIGHTS AS A STOCKHOLDER.

          An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by an option until the date of the receipt of payment (including any amounts required by the Company pursuant to Section 10 of Article I) by the Company.
No adjustment shall be made as to any option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Article III.

          2.   PURCHASE FOR INVESTMENT.

          Unless the shares of Class A Stock to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Company shall be under no obligation to issue any shares of Class
A Stock covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the shares of Class A Stock issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Class A Stock, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares of Class A Stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

          3.   OTHER PROVISIONS.

          The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Committee shall deem advisable.

          4.   APPLICATION OF FUNDS.

          The proceeds received by the Company from the sale of Class A Stock pursuant to the exercise of options will be used for general corporate purposes.

          5.   NO OBLIGATION TO EXERCISE OPTION.

          The granting of an option shall impose no obligation upon the optionee to exercise such option.